                                                                 EXHIBIT 10.13

                       LOAN AGREEMENT SECURED BY SHARES
                       --------------------------------

     This Loan Agreement ("Agreement") dated effective as of May 1, 1996, is by and between APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), and DAVID M. RICKEY (the "Borrower").

     The Borrower desires to borrow and the Company is willing to lend to the Borrower the amount of $750,000 on a secured basis under the terms and conditions of this Agreement.

     The Company and the Borrower agree as follows:

1.   The Loan. Subject to the terms and conditions contained herein, the Company
     --------
     will lend to the Borrower the amount of $750,000 (the "Loan").

2.   The Note. In consideration of the Company's delivery of the Loan, the
     --------
     Borrower will execute a promissory note (the "Note") in the form attached hereto as Exhibit A in the principal amount of the Loan and bearing interest at the minimum applicable Federal rate.

3.   Pledge Agreement. The Borrower will additionally execute the pledge
     ----------------
     agreement in the form attached hereto as Exhibit B (the "Pledge Agreement") as security for the Borrower's obligation to repay the Loan, and will deliver, or cause to be delivered, 46,500 shares of Advanced Micro Devices Common Stock to be pledged under the terms and conditions of the Pledge Agreement (the "Shares") to the Company or its designee as pledgeholder of the Shares, together with such other documents of assignment and other documents as may be reasonably requested by the Company.

4.   Representations of Borrowers. The Borrower hereby makes the following
     ----------------------------
     representations and warranties to the Company, and acknowledges that the Company is re lying on such representations in making the Loan:

     a) The Borrower has good and marketable title to the Shares free and clear of all security interests, liens, encumbrances and rights of others.

     b) The consent of no other party or entity is required to grant the security interests in the Shares as provided for in this Agreement. The creation of the security interest referenced herein, and performance of the obligations of Borrower hereunder, will not violate or cause a conflict with any other agreement to which Borrower is a party, or to which the Shares are subject. Borrower will perform all obligations of Borrower in connection with the Loan, and a default thereunder will constitute a default hereunder.

     c) Other than the Loan, there are no security interests or liens on the Shares that could be perfected or obtained by filing a financing statement or notice with any state filing office.

     d) There are no actions, proceedings, claims or disputes pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or the Shares except as disclosed to the Company in writing prior to the date of this Agreement.

5.   Salary Deductions. To the extent permitted by law, the Company may, but
     -----------------
     shall not be obligated to, offset from Borrower's salary, bonuses, vacation pay or other amounts due to Borrower from the Company, any amounts due and payable by the Borrower under the Note.

 6.  No Employment Rights. Nothing contained in this Agreement or in any of the
     --------------------
     attachments or exhibits hereto is intended or shall be construed to confer upon the Borrower any rights to employment or continued employment with the Company, or shall alter in any way the nature of Borrower's current employment with the Company.

 7.  Successors and Assigns. This Agreement shall inure to the benefit of the
     ----------------------
     respective heirs, personal representatives, successors and assigns of the parties hereto. The Borrower may not assign his rights and/or duties under this Agreement to a third party without the prior written consent of the Company, which may be withheld in its sole discretion.

 8.  Governing Law. This Agreement and all acts and transactions pursuant hereto
     -------------
     and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California.

 9.  Entire Agreement. This Agreement constitutes the entire agreement of the
     ----------------
     parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

10.  Modification. This Agreement shall not be amended without the written
     ------------
     consent of both parties hereto.

11.  Severability. In the event that any provision hereof becomes or is declared
     ------------
     by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

12.  Construction. This Agreement is the result of negotiations between and has
     ------------
     been reviewed by each of the parties hereto and their respective counsel; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto. The Borrower acknowledges that the Company has made no representation or warranty to the Borrower concerning the income tax consequences of the Loan, and the Borrower shall be solely responsible for ascertaining and bearing such tax consequences.

13.  Titles and Subtitles. The titles and subtitles used in this Agreement are
     --------------------
     used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.  Notices. Any notice required or permitted by this Agreement shall be in
     -------
     writing and shall be personally delivered or sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Notices sent by mail shall be deemed to have been given 72 hours after deposit in the United States mail.

15.  Counterparts. This Agreement may be executed in two or more counterparts,
     ------------
     each of which shall be deemed an original and all of which together shall constitute one instrument.

16.  Further Acts. Each party hereto agrees to execute, acknowledge and deliver
     ------------
     or to cause to have executed, acknowledged and delivered, such other and further instruments and documents as may reasonably be requested by the other to carry out the purposes of this Agreement.

17.  Voluntary Execution; Legal Counsel. This Agreement and the exhibits hereto
     -------------------
     are executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto, with the full intent of creating the obligations and security interests described herein and therein. The parties acknowledge that: (a) they have read this agreement and the exhibits hereto; (b) they have been represented in the preparation, negotiation, and execution of this Agreement and exhibits hereto by legal counsel of their own choice or they have voluntarily declined to seek such counsel; (c) they understand the terms and consequences of this Agreement and the exhibits hereto and of the obligations and security interests they create; and (d) they are fully aware of the legal and binding effect of this Agreement and the exhibits hereto.

18   Survival. Each of the obligations of Borrower hereunder, and the liability
     --------
     of Borrower for any failure of the representations or warranties set forth herein to be accurate and complete, shall survive the closing of the Loan described herein for the entire term of the Loan.

     The undersigned have executed this Agreement as of the date first written above.

BORROWER:
                                                COMPANY:
[SIGNATURE]
-----------
DAVID M. RICKEY                            APPLIED MICRO CIRCUITS
                                           CORPORATION, a Delaware corporation


Address: ______________                         By: [SIGNATURE]
                                                    --------------------
        ______________

                                                Title: _________________


                                                Address:  6195 Lusk Blvd.

                                                      San Diego, CA 92121

                                   EXHIBIT A
                                   ---------


                 NON-RECOURSE NOTE SECURED BY PLEDGE AGREEMENT


     May 1,1996

     1.   Obligation. For value received, DAVID M. RICKEY (the "Borrower")
          -----------
promises to pay to APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), the sum of $750,000 (the "Loan"), together with interest on the unpaid principal hereof from the date hereof at the rate of 5.76% per annum, compounded annually.

     2.   Payment. Principal and interest shall be due and payable in full on
          --------
May 1, 1999 unless accelerated as provided in Section 3 below. Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal. Prepayment of the Loan may be made at any time without penalty.

     3.   Acceleration of Obligation. The Loan shall immediately become due and
          ---------------------------
payable in full upon the earliest of the following: (i) an event of default under the Loan Agreement (the "Loan Agreement") between the Company and the Borrower dated as of May 1, 1996 relating to the indebtedness represented hereby, this promissory note, or the Pledge Agreement (the "Pledge Agreement") between the Company and the Borrower dated as of May 1, 1996; (ii) in the event any required payment hereunder or under any other promissory note delivered by the Borrowers to the Company is not made when due; (iii) in the event of a voluntary or involuntary termination of David Rickey's employment with the Company for any reason, with or without cause (including death or disability); or (iv) May 1, 1999. In addition, if Borrower sells any portion of the Shares (as defined below), an equal portion of the original principal amount of the Loan shall immediately become due and payable, together with all interest accrued on such principal portion.

     4.   Security. This Note shall be secured by the Pledge Agreement, pursuant
          ---------
to which the Borrowers shall pledge 46,500 shares of Common Stock of Advanced Micro Devices (the "Shares") as security for Borrower's obligations under this Note. Except as otherwise provided herein, the Loan shall be non-recourse.

     5.   Non-Recourse. This note is non-recourse.
          -------------

     6.   Governing Law; Waiver. This Note shall be governed by and construed in
          ----------------------
accordance with the laws of California, without reference to conflict of laws principles. The Borrower waives presentment, notice of nonpayment, notice of dishonor, protest, demand and diligence.

     7.   Attorneys' Fees. If suit is brought for collection of this Note, the
          ---------------
Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by the Company in connection therewith whether or not such suit is prosecuted to judgment.



     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date and year first above written.

     [SIGNATURE]

__________________________________
     David M. Rickey

                                   EXHIBIT B
                                   ---------

                               PLEDGE AGREEMENT

     This Agreement is entered into as of May 1, 1996, by and between Applied Micro Circuits Corporation, Inc., a Delaware corporation (the "Company"), and David M. Rickey ("Pledgor").

     The Company and Pledgor have entered into a loan agreement (the "Loan Agreement") dated as of the date hereof. In consideration of the mutual promises contained herein and in the Loan Agreement, and as an inducement to the Company to lend Pledgor funds as provided for in the Loan Agreement, Pledgor wishes to grant the security interest provided for herein, to secure the Obligations (as defined below).

     The parties agree as follows:

     1.   Creation of Security Interest. Pursuant to the provisions of the
          -----------------------------
California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a present security interest in the certain shares as collateral to secure the payment of Pledgor's obligations to the Company under the Loan Agreement and the promissory note (the "Note") delivered to the Company pursuant thereto (the "Obligations"). Pledgor herewith delivers to the Company Common Stock of Advanced Micro Devices certificate No. Shares held in AMCC name in Paine Webber Account No. K025126-77 representing a total of 46,500 shares of the Company's Common Stock, together with a stock power in the form attached hereto as Attachment A, duly executed (with the date and number of shares left blank) by Pledgor. For purposes of this Agreement, the Shares pledged hereby shall hereinafter be collectively referred to as the "Collateral."

     2.   Representations and Warranties. Pledgor hereby represents and warrants
          ------------------------------
to the Company that Pledgor has good title (both of record and beneficially) to the Collateral, free and clear of all claims, pledges and liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge the Collateral as provided herein. Pledgor further agrees not to grant or create, nor attempt to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to the Collateral until the entire principal sum due under the Loan Agreement has been paid in full.

     3.   Default. An Event of Default shall be deemed to occur under this
          -------
Agreement and the Loan shall immediately become due and payable in full upon (a) nonpayment of the Obligations, or any portion thereof, when due; (b) nonperformance of any covenant agreed to be performed by the Pledgor under this Agreement, the Loan Agreement or the Note or any other obligation of Borrowers to the Company in connection with funds borrowed from the Company; (c) sale, transfer, or disposition of the Collateral or any interest therein without the written consent of the Company, except as provided in the Note; or (d) assignment by the Pledgor for the benefit of creditors, or admission in writing of his inability to pay his debts as they become due, or filing a voluntary petition in bankruptcy, or adjudication as a bankrupt or insolvent, or filing any petition or answer seeking any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or filing any answer admitting or failing to deny the material allegations of a petition filed against them for any such relief.

     4.   Rights on Default. Upon an Event of Default, the Company and its
          ------------------
assigns shall have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company or its assigns, in order to satisfy any part of the Obligations. On any such public sale, the Company and its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain the Collateral in satisfaction of Obligations, in accordance with the provisions and procedures set forth in the California Commercial Code.

     5.   Additional Remedies. The rights and remedies granted to the Company
          --------------------
herein upon an Event of Default shall be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies shall be exercisable by the Company with respect to all of the Collateral. The Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company shall be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of any such fight, power or remedy and any single or partial exercise of any such right, power or remedy hereunder shall not preclude the further exercise thereof.

     6.   Dividends; Voting. All dividends hereinafter declared on or payable
          -----------------
with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which shall be payable to Pledgor so long as there has not occurred an Event of Default) shall be immediately delivered to the Company to be held in pledge hereunder. Pledgor shall be entitled to receive cash dividends so long as there has not occurred an Event of Default. Notwithstanding this Agreement, Pledgor shall be entitled to vote any Shares comprising the Collateral, subject to any proxies granted by Pledgor.

     7.   Adjustments. In the event that during the term of this pledge, any
          -----------
stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights or options are issued in connection with the Collateral, all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights or options, shall be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

     8.   Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
the respective heirs, personal representatives, successors and assigns of the parties hereto.

     9.   Governing Law. This Agreement and all acts and transactions pursuant
          -------------
hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California.

     10.  Entire Agreement. This Agreement constitutes the entire agreement of
          ----------------
the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

     11.  Modification. This Agreement shall not be amended without the written
          ------------
consent of both parties hereto.

     12.  Severability. In the event that any provision hereof becomes or is
          ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     13.  Construction. This Agreement is the result of negotiations between and
          ------------
has been reviewed by each of the parties hereto and their respective counsel; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

     14.  Titles and Subtitles. The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     15.  Notices. Any notice required or permitted by this Agreement shall be
          -------
in writing and shall be personally delivered or sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Notices sent by mail shall be deemed to have been given 72 hours after deposit in the United States mail.

     16.  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     The parties have executed this Agreement as of the date first written above.

     BORROWER:                                    COMPANY:


     [SIGNATURE]                             APPLIED MICRO CIRCUITS
                                             CORPORATION, a Delaware
_________________________________            corporation
   DAVID M. RICKEY

                                                  By: [SIGNATURE]
                                                      -----------


                                                  Title: _________________
     Address: ______________                      Address:  6195 Lusk Blvd.
                                                        San Diego, CA 92121
          _______________

                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________(       ) shares of the Common Stock of Applied Micro Devices
standing in my name on the books of such corporation,

     represented by Certificate No. _______ herewith, and does hereby irrevocably constitute and appoint ______________ to transfer such stock on the books of such corporation with full power of substitution in the premises.


     Dated:          ,19 _______.

Signature:


     [SIGNATURE]
     -----------

     David M. Rickey


     This Assignment Separate from Certificate was executed in conjunction with the terms of a Pledge Agreement between the above assignor and Applied Micro Circuits Corporation dated May 1, 1996.

                      APPLIED MICRO CIRCUITS CORPORATION
                             INCENTIVE STOCK OPTION
            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

Applied Micro Circuits Corporation
6195 Lusk Blvd.
San Diego, CA  92121-2793

Attention:  Corporate Secretary

THIS AGREEMENT is made between David M. Rickey (the "Purchaser") and Applied Micro Circuits Corporation, a Delaware corporation (the "Company") as of July
                                                                         ----
23, 1997.
--------

                                    RECITALS
                                    --------

     (1) Pursuant to the exercise of a stock option granted to the Purchaser under the Company's 1992 Stock Option Plan (the "Plan"), and pursuant to the Incentive Stock Option Agreement (the "Option Agreement") dated as of April 9,
                                                                      --------
1997 by and between the Company and the Purchaser, the Purchaser has elected to
----
purchase shares 100,000 (the "Shares").
                -------

     (2) As set forth in the Option Agreement and the Plan, this Agreement grants the Company a right of first refusal to purchase the Shares upon certain conditions.

     1.  Company's Right of First Refusal.  Before any Shares held by Purchaser
         ---------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

         (a) The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

         (b) At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

         (c) The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

         (d) Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

         (e) If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

         (f) Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section, "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

         (g) The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act.

     2.  Transferability of the Shares.
         ------------------------------

         (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Shares from Purchaser to the Company. Purchaser further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer any stock attempted to be transferred in violation of this Agreement.

         (b) The certificate or certificates evidencing any of the shares purchased hereunder shall be endorsed with a legend substantially as follows (together with any other legend(s) restricting the transfer of the Unvested Shares necessary or appropriate under applicable Federal or State securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY
          IN ACCORDANCE WITH THE TERMS OF AN OPTION AGREEMENT AND A RESTRICTED STOCK PURCHASE AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE PURCHASED, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION."

         (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow and while acting in good faith and in the exercise of its judgment.

     3.  Ownership, Voting Rights, Duties.  This Agreement shall not affect in
         ---------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     4.  Market Standoff Agreement.  Purchaser hereby agrees that if so
         --------------------------
requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     5.  Delivery of Payment.  Purchaser herewith delivers to the Company full
         --------------------
payment for the exercise of the Shares, by check rendered to the Company in the amount of $ -0-, and by delivery to the Company of Purchaser's full recourse
            ---
promissory note (the "Note") for the balance of the purchase price, if any, in the form attached here to as Exhibit A-4, bearing interest at the then current minimum applicable federal rate.

     6.  Security Interest.
         ------------------

         With respect to the Note, the parties agree to the following:

         (a) The Note shall become payable in full upon the earlier of voluntary or involuntary termination or cessation of employment of Purchaser with the Company for any reason, or the completion of vesting. Purchaser agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver if appointed for the property of Purchaser, or if Purchaser makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable.

         (b) Purchaser shall deliver to the Secretary of the Company (hereinafter referred to as the "Pledge Holder") all certificates representing the Shares purchased with the Note and an executed blank assignment separate from certificate in the form attached hereto as Exhibit A-1, for use in transferring all or a portion of said Shares to the Company if, as and when required under this Section 6 or under any other provision of this Agreement.

         (c) As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares purchased with the Note (sometimes referred to herein as the "Collateral"). Purchaser shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of the Company.

         (d) In the event of any foreclosure of the security interest, the Company may sell the Collateral at a private sale or may repurchase the Collateral itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Collateral commercially unreasonable. The parties further agree that the repurchasing of said Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws.

         (e) In the event of default in payment when due of any indebtedness under Purchaser's Note, or in the event that Purchaser fails to perform any of the covenants set forth in the Option Agreement or in this Agreement for a period of ten days after written notice thereof from the Company, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

             (1) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorney's fees and legal expenses incurred by the Company.

             (2) In satisfaction of the remaining indebtedness under Purchaser's Note.

             (3) To Purchaser, any remaining proceeds.

         (f) Upon full payment by Purchaser of all amounts due on the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations hereunder. The Shares purchased for cash shall be delivered to Purchaser upon request.

     7.  Notices.  Notices required hereunder shall be given in person or by
         --------
first class mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

     8.  Survival of Terms.  This Agreement shall apply to and bind Purchaser
         ------------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     9.  Tax Consequences.  The Purchaser understands that upon the sale of
         -----------------
shares acquired upon exercise of an incentive stock option at least two years after the grant of the option and at least one year after exercise of the option, any gain will be taxed to the Purchaser as long-term capital gain, which under current law is taxed at the same rates as ordinary income. If these holding periods are not satisfied, the Purchaser will recognize ordinary income on the date of disposition. However, there may also be tax consequences to the Purchaser under the alternative minimum tax in the year of exercise or in the year that certain restrictions imposed on the shares lapse (i.e., the year the stock is fully vested).

     Such restrictions include the Company's right to repurchase unvested shares at cost in the event of termination of employment, and, include the potential liability of any "insider" (as defined below) of the Company to forfeit to the Company any profits from any purchase and sale of Common Stock of the Company within a six month period, pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

     If unvested shares (i.e., shares subject to a repurchase option of the Company) are purchased upon exercise of an incentive stock option, or if shares are purchased by a Purchaser who could be subject to suit under Section 16(b) of the Securities Exchange Act of 1934 in the event Purchaser disposed of such shares, and the Purchaser subsequently disposes of such shares prior to the expiration of the two-year and one-year holding periods, under proposed regulations issued by the Internal Revenue Service the shares will be treated as if they had been acquired by the Purchaser pursuant to a nonstatutory option. See "Nonstatutory Options" below. It may be possible for a Purchaser to file a "protective" election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an incentive stock option.
However, the Internal Revenue Service has never considered the question of whether a Section 83(b) election can be filed with respect to the exercise of an incentive stock option, and there can be no assurance that any such "protective" election, even if properly and timely filed, would be recognized as effective by the Internal Revenue Service. Therefore, a Purchaser should consult such Purchaser's own tax advisor prior to exercising an incentive stock option with respect to unvested shares, or prior to any exercise of an incentive stock option in the event that Purchaser could be subject to Section 16(b) of the Securities Exchange Act of 1934 upon disposing of such shares, concerning the advisability of filing a "protective" election under Section 83(b) of the Code.

     A Section 83(b) election also commences the Purchaser's holding period in the acquired property (for capital gain purposes) and affects the characterization of gain or loss incurred upon disposition of such property. Capital losses are allowed against up to $3,000 of ordinary income, and the excess of net long-term capital loss over net short-term capital gain is allowed in full for this purpose. In addition, the existence of capital gains or losses will affect the limitation or the deductibility of a Purchaser's investment interest. The Purchaser understands that the tax consequences of exercising an option and disposing of shares acquired thereunder depend on the Purchaser's individual circumstances. Purchaser represents that Purchaser has had the opportunity to consult a tax advisor and is not relying upon the Company for tax advice in this regard.

     10.  Representations.  The Purchaser has had the opportunity to review with
          ----------------  ----------------------------------------------------
such Purchaser's own tax advisors the federal, state, local and foreign tax
---------------------------------------------------------------------------
consequences of this investment and the transactions contemplated by this
-------------------------------------------------------------------------
Agreement.  The Purchaser is relying solely on such advisors and not on any
---------------------------------------------------------------------------
statements or representations of the Company or any of its agents.  The
-----------------------------------------------------------------------
Purchaser understands that Purchaser (and not the Company) shall be responsible
-------------------------------------------------------------------------------
for such Purchaser's own tax liability that may arise as a result of this
-------------------------------------------------------------------------
investment or the transactions contemplated by this Agreement.
--------------------------------------------------------------

     11.  Governing Law.  This Agreement shall be governed by and construed and
          --------------
enforced in accordance with the laws of the State of California. Purchaser represents that Purchaser has read this Agreement and is familiar with its terms and provisions.

Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                           APPLIED MICRO CIRCUITS CORPORATION
                           a Delaware corporation

                           By: /s/ [signature]
                              ---------------------------------------------
                              Joel O. Holliday

                           Title:  Vice President, Finance & Administration


                           PURCHASER

                            /s/ [signature]
                           ------------------------------------------------
                           David M. Rickey

                                  EXHIBIT A-1
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, hereby sell, assign and transfer unto Applied Micro Circuits Corporation (__________) shares of the Common Stock of Applied Micro Circuits Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint____________to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:




                                                   /s/ [signature]
                                                  ----------------------------
                                                  David M. Rickey

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and Applied Micro Circuits Corporation dated April 9, 1997.
                                         -------------

                                  EXHIBIT A-2
                                  -----------
                               CONSENT OF SPOUSE


I, Jan E. Nielsen, spouse of David M. Rickey, have read and approved the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Applied Micro Circuits Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: July 23, 1997

                                                    /s/ [signature]
                                                   ---------------------------
                                                   Jan E. Nielsen

                                  EXHIBIT A-3
                                  -----------

              INCENTIVE STOCK OPTION ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer ("Taxpayer") has acquired property pursuant to the exercise of an incentive stock option within the meaning of Section 422 of the Code. Taxpayer hereby elects, pursuant to Section 83(b) of the Code and subject to the limitations set forth herein (1) to include in the computation of such Taxpayer's alternative minimum taxable income for the current taxable year an amount equal to the excess of the fair market value of the property described below (as of the time of transfer) over the amount paid for such property.

1. The name, address, Social Security number and taxable year of Taxpayer and such Taxpayer's spouse are as follows:

     Name:      David M. Rickey                  Taxpayer:  David M. Rickey
                                                 Spouse:    Jan E. Nielsen

     Address:   15629 Boulder Mountain Road
                Poway, CA 92064

     Social Security No.:                        Taxpayer:  ###-##-####
                                                 Spouse:    ###-##-####

     Taxable Year:  1997

2.  The property with respect to which the election is made is 100,000 shares of
                                                               -------
the Common Stock of Applied Micro Circuits Corporation, a Delaware corporation (the Company ).

3.  The date on which the property was transferred is: July 23, 1997.
                                                       -------------

4.  The property is subject to the restrictions checked below:

    [_] the right of the Company to repurchase the property at the initial purchase price in the event that Taxpayer ceases to perform substantial services for the Company within a certain period of time;

    [_] restrictions imposed by Section 16(b) of the Securities Exchange Act of 1934, as amended.

5. The fair market value of the property at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, was $.35.
                      ----

6.  The amount (if any) paid for the property was $.35.
                                                  ----

Taxpayer has submitted a copy of this statement to the Company and to the IRS Service Center where Taxpayer files such Taxpayer's federal income tax returns. A copy will also be filed with Taxpayer's federal income tax return for the taxable year to which this election relates.

The transferee of the property is the person performing the services in connection with the transfer of the property.

This election is made to the same effect, and with the same limitations, for purposes of any applicable state statute corresponding to Section 83(b) of the Code.

Taxpayer understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: July 23, 1997
                                                /s/ [signature]
                                               -----------------------------
                                               David M. Rickey

The undersigned spouse of Taxpayer joins in this election.

Dated:  July 23, 1997
                                                /s/ [signature]
                                               -----------------------------
                                               Jan E. Nielsen

                                  EXHIBIT A-4
                                  -----------

                                PROMISSORY NOTE


$35,000                                               July 23, 1997
 ------


     At the times hereinafter stated, for value received, the undersigned promises to pay APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), the sum of $35,000, with interest from the date hereof at a rate of 6.54% per annum, compounded semiannually, on the unpaid balance of said principal sum. Said principal and interest shall be due and payable on the earlier of April 9, 2001 or termination of the employment of the undersigned by the Company.

     Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

     Should the interest not be so paid, it shall be added to the principal and thereafter bear interest at the rate payable on the principal hereof, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of principal or interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Purchaser's Common Stock Purchase Agreement between the maker and the Company.

                                                /s/ [SIGNATURE]
                                               -----------------------------
                                               David M. Rickey

                       APPLIED MICRO CIRCUITS CORPORATION

            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

Applied Micro Circuits Corporation
6195 Lusk Blvd.
San Diego, CA  92121-2793

Attention:  Corporate Secretary

THIS AGREEMENT is made between David Rickey (the "Purchaser") and Applied Micro Circuits Corporation, a Delaware corporation (the "Company") as of July 23,
                                                                    --------
1997.
-----

                                    RECITALS
                                    --------

          (1) Pursuant to the exercise of a stock option granted to the Purchaser under the Company's 1992 Stock Option Plan (the "Plan"), and pursuant to the Incentive Stock Option Agreement (the "Option Agreement") dated as of

February 12, 1996 by and between the Company and the Purchaser, the Purchaser
-----------------
has elected to purchase 380,952 of those shares which have become vested under
                        --------
the vesting schedule set forth in Section 3(i) of the Option Agreement ("Vested Shares") and 761,904 shares which have not yet vested under such schedule
             -------
("Unvested Shares") (the "Shares").

          (2) As set forth in the Option Agreement and the Plan, this Agreement gives the Company the right to repurchase at cost the Unvested Shares in the event of a termination of the Purchaser's employment or consultancy with the Company prior to the date upon which they would have vested under the Option Agreement and also grants the Company a right of first refusal to purchase the Shares upon certain conditions.

     1.  Company's Option to Repurchase.  If the Purchaser's employment or
         ------------------------------
consultancy with the Company is terminated for any reason (a "Termination"), the Company (or its assignee under this Agreement) shall have the right and option to purchase from the Purchaser, or the Purchaser's legal representative, as the case may be (the "Company Option"), at the price paid by Purchaser for such shares (the "Option Price"), up to that number of shares which would, if the option had not been so exercised, have been unvested as of the date of termination. The Option Agreement and the Plan are hereby incorporated by reference and made a part of this Agreement.

     2.  Procedure for Exercise of Company Option.
         ----------------------------------------

          (i) Upon the occurrence of a Termination, the Company may exercise the Company Option by delivering personally or by first class mail, to Purchaser (or such Purchaser's transferee or legal representative, as the case may be), within 60 days of the Termination, a notice in writing indicating the Company's intention to exercise the Company Option and setting forth a date for closing (the "Closing") not later than thirty (30) days from the mailing of such notice. The Closing shall take place at the Company's principal executive offices. At the Closing, the holder of the certificates for the

Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

          (ii) Whenever the Company shall have the right to purchase the Unvested Shares pursuant to this Agreement, the Company may, upon written notice to the Purchaser, assign to one or more persons the right to exercise all or part of the Company's purchase rights. Each such assignee shall have the right to exercise such right in its own name and for its own account. If the Company Option is assigned by the Company and the fair market value of the shares, as determined by the Board of Directors of the Company, exceeds the repurchase price, and such assignee exercises the Company Option, then the assignee shall pay to the Company the difference between the fair market value of the shares repurchased and the aggregate repurchase price.

          (iii) If the Company does not elect to exercise the Company Option conferred above by giving the requisite notice within sixty (60) days following the Termination, the Company Option shall terminate.

     3.  Termination of Company Option.  The Company Option provided for in
         -----------------------------
Section 1 of this Agreement shall terminate upon the first date on which there are no longer any Unvested Shares which are the subject of the Company Option.

     4.  Company's Right of First Refusal.  Before any Shares held by Purchaser
         --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a) The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.
If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section, "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g) The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act.

     5.  Transferability of the Shares; Escrow.
         -------------------------------------

          (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Shares from Purchaser to the Company. Purchaser further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer any stock attempted to be transferred in violation of this Agreement.

          (b) Except as required to effectuate the exercise of the Company Option, none of the Unvested Shares which are subject to the Company Option under Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Purchaser. The certificate or certificates evidencing any of the shares purchased hereunder shall be endorsed with a legend substantially as follows (together with any other legend(s) restricting the transfer of the Unvested Shares necessary or appropriate under applicable Federal or State securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN OPTION AGREEMENT AND A RESTRICTED STOCK PURCHASE AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE PURCHASED, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION."

          (c) To ensure the availability for delivery of the Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Company Option under Section 1, the Purchaser shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares. Purchaser shall further deliver to the Company a stock power, duly endorsed in blank, attached hereto as Exhibit A-1, that will be used only in accordance with
                          -----------
the transfer of Shares pursuant to the Company Option and the Right of First Refusal. The Unvested Shares shall be held by the Secretary in escrow, until such time as the Company's rights of repurchase pursuant to the Company Option no longer are in effect. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-2.
                                                        -----------

          (d) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (e) Transfer or sale of said Unvested Shares is subject to restrictions on transfer imposed by any applicable State and Federal securities laws. Any transferee shall hold such Unvested Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

     6.  Ownership, Voting Rights, Duties.  This Agreement shall not affect in
         --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     7.  Adjustment of Unvested Shares.  The Unvested Shares subject to this
         -----------------------------
Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company, resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of said shares effected without receipt of consideration by the Company.

     8.  Market Standoff Agreement.  Purchaser hereby agrees that if so
         -------------------------
requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     9.  Delivery of Payment.  Purchaser herewith delivers to the Company full
         -------------------
payment for the exercise of the Shares by delivery to the Company of Purchaser's full recourse promissory note in the principal amount of $ 399,999.60 (the
                                                           ----------
"Note") in the form attached here to as Exhibit A-4, bearing interest at the then current minimum applicable federal rate.

     10.  Security Interest.
          -----------------

          With respect to the Note, the parties agree to the following:

          (a) The Note shall become payable in full upon the earlier of voluntary or involuntary termination or cessation of employment of Purchaser with the Company for any reason, or the completion of vesting. Purchaser agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver if appointed for the property of Purchaser, or if Purchaser makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable.

          (b) Purchaser shall deliver to the Secretary of the Company (hereinafter referred to as the "Pledge Holder") all certificates representing the Shares purchased with the Note and an executed blank assignment separate from certificate in the form attached hereto as Exhibit A-1, for use in transferring all or a portion of said Shares to the Company if, as and when required under this Section 6 or under any other provision of this Agreement.

          (c) As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares purchased with the Note (sometimes referred to herein as the "Collateral"). Purchaser shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of the Company.

          (d) In the event of any foreclosure of the security interest, the Company may sell the Collateral at a private sale or may repurchase the Collateral itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Collateral commercially unreasonable. The parties further agree that the repurchasing of said Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws.

          (e) In the event of default in payment when due of any indebtedness under Purchaser's Note, or in the event that Purchaser fails to perform any of the covenants set forth in the Option Agreement or in this Agreement for a period of ten days after written notice thereof from the Company, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

               (1) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorney's fees and legal expenses incurred by the Company.

               (2) In satisfaction of the remaining indebtedness under Purchaser's Note.

               (3)  To Purchaser, any remaining proceeds.

          (f) Upon full payment by Purchaser of all amounts due on the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations hereunder. The Shares purchased for cash shall be delivered to Purchaser upon request.

     11.  Notices.  Notices required hereunder shall be given in person or by
          -------
first class mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

     12.  Survival of Terms.  This Agreement shall apply to and bind Purchaser
          -----------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     13.  Section 83(b) Election.  Purchaser understands that Section 83(a) of
          ----------------------
the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary
                                                    ----
income for a nonstatutory stock option and as alternative minimum taxable income for an incentive stock option the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the
                                        -----------
Company to buy back the Shares pursuant to the Repurchase Option set forth in
Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b)
                                                                          -----
Election") of the Code with the Internal Revenue Service within 30 days from the
--------
date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death. The form for making this election is attached as Exhibit A-3
                                                                     -----------
hereto.

          THE PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(B), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     14.  Tax Consequences.  The Purchaser understands that upon the sale of
          ----------------
shares acquired upon exercise of an incentive stock option at least two years after the grant of the option and at least one year after exercise of the option, any gain will be taxed to the Purchaser as long-term capital gain, which under current law is taxed at the same rates as ordinary income. If these holding periods are not satisfied, the Purchaser will recognize ordinary income on the date of disposition. However, there may also be tax consequences to the Purchaser under the alternative minimum tax in the year of exercise or in the year that certain restrictions imposed on the shares lapse (i.e., the year the stock is fully vested).

     Such restrictions include the Company's right to repurchase unvested shares at cost in the event of termination of employment, and, include the potential liability of any "insider" (as defined below) of the Company to forfeit to the Company any profits from any purchase and sale of Common Stock of the Company within a six month period, pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

     If unvested shares (i.e., shares subject to a repurchase option of the Company) are purchased upon exercise of an incentive stock option, or if shares are purchased by a Purchaser who could be subject to suit under Section 16(b) of the Securities Exchange Act of 1934 in the event Purchaser disposed of such shares, and the Purchaser subsequently disposes of such shares prior to the expiration of the two-year and one-year holding periods, under proposed regulations issued by the Internal Revenue Service the shares will be treated as if they had been acquired by the Purchaser pursuant to a nonstatutory option. See "Nonstatutory Options" below. It may be possible for a Purchaser to file a "protective" election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an incentive stock option.
However, the Internal Revenue Service has never considered the question of whether a Section 83(b) election can be filed with respect to the exercise of an incentive stock option, and there can be no assurance that any such "protective" election, even if properly and timely filed, would be recognized as effective by the Internal Revenue Service. Therefore, a Purchaser should consult such Purchaser's own tax advisor prior to exercising an incentive stock option with respect to unvested shares, or prior to any exercise of an incentive stock option in the event that Purchaser could be subject to Section 16(b) of the Securities Exchange Act of 1934 upon disposing of such shares, concerning the advisability of filing a "protective" election under Section 83(b) of the Code.

     A Section 83(b) election also commences the Purchaser's holding period in the acquired property (for capital gain purposes) and affects the characterization of gain or loss incurred upon disposition of such property. Capital losses are allowed against up to $3,000 of ordinary income, and the excess of net long-term capital loss over net short-term capital gain is allowed in full for this purpose. In addition, the existence of capital gains or losses will affect the limitation or the deductibility of a Purchaser's investment interest.

     The Purchaser understands that the tax consequences of exercising an option and disposing of shares acquired thereunder depend on the Purchaser's individual circumstances. Purchaser represents that Purchaser has had the opportunity to consult a tax advisor and is not relying upon the Company for tax advice in this regard.

     15.  Representations.  The Purchaser has had the opportunity to review with
          ---------------   ----------------------------------------------------
such Purchaser's own tax advisors the federal, state, local and foreign tax
---------------------------------------------------------------------------
consequences of this investment and the transactions contemplated by this
-------------------------------------------------------------------------
Agreement.  The Purchaser is relying solely on such advisors and not on any
---------------------------------------------------------------------------
statements or representations of the Company or any of its agents.  The
-----------------------------------------------------------------------
Purchaser understands that Purchaser (and not the Company) shall be responsible
-------------------------------------------------------------------------------
for such Purchaser's own tax liability that may arise as a result of this
-------------------------------------------------------------------------
investment or the transactions contemplated by this Agreement.
-------------------------------------------------------------

     16.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of California.

     Purchaser represents that Purchaser has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.



                                    APPLIED MICRO CIRCUITS CORPORATION
                                    a Delaware corporation

                                    By: /s/ [signature]
                                       --------------------------------------
                                    Title:  Vice President Finance &
                                    Administration

                                    PURCHASER
                                     /s/ [signature]
                                    -----------------------------------------
                                    David M. Rickey

                                  EXHIBIT A-1
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, hereby sell, assign and transfer unto ______________
_______________________________________________________________________________
(________) shares of the Common Stock of Applied Micro Circuits Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint __________ ___________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:

                                    Signature:
                                    /s/ [SIGNATURE]
                                    ---------------------------------------
                                    David M. Rickey

     This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and Applied Micro Circuits Corporation dated February 12, 1996.
                                             -----------------

                                  EXHIBIT A-2
                                  -----------
                               CONSENT OF SPOUSE


     I, Jan E. Nielsen, spouse of David Rickey, have read and approved the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Applied Micro Circuits Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:  July 23, 1997

                                    /s/ [SIGNATURE]
                                    ---------------------------------------
                                    Jan E. Nielsen

                                  EXHIBIT A-3
                                  -----------

              INCENTIVE STOCK OPTION ELECTION UNDER SECTION 83(b)
              ---------------------------------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

The undersigned taxpayer ("Taxpayer") has acquired property pursuant to the exercise of an incentive stock option within the meaning of Section 422 of the Code. Taxpayer hereby elects, pursuant to Section 83(b) of the Code and subject to the limitations set forth herein (1) to include in the computation of such Taxpayer's alternative minimum taxable income for the current taxable year an amount equal to the excess of the fair market value of the property described below (as of the time of transfer) over the amount paid for such property.

1. The name, address, Social Security number and taxable year of Taxpayer and such Taxpayer's spouse are as follows:

     Name:                             Taxpayer:  David M. Rickey
                                       Spouse:    Jan E. Nielsen

     Address:                          15629 Boulder Mountain Road
                                       Poway, CA 92064


     Social Security No.:              Taxpayer:  ###-##-####
                                       Spouse:    ###-##-####

     Taxable Year: 1997

2.   The property with respect to which the election is made is 1,142,856 shares
                                                                ----------
     of the Common Stock of Applied Micro Circuits Corporation, a Delaware corporation ( the "Company" ).

3.    The date on which the property was transferred is:  July 23, 1997

4.    The property is subject to the restrictions checked below:

       [_] the right of the Company to repurchase the property at the initial purchase price in the event that Taxpayer ceases to perform substantial services for the Company within a certain period of time;

       [_] restrictions imposed by Section 16(b) of the Securities Exchange Act of 1934, as amended.

5. The fair market value of the property at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, was $.35.
                                  ---

6. The amount (if any) paid for the property was $ .35.
                                                   ----

Taxpayer has submitted a copy of this statement to the Company and to the IRS Service Center where Taxpayer files such Taxpayer's federal income tax returns. A copy will also be filed with Taxpayer's federal income tax return for the taxable year to which this election relates. The transferee of the property is the person performing the services in connection with the transfer of the property.

This election is made to the same effect, and with the same limitations, for purposes of any applicable state statute corresponding to Section 83(b) of the Code.

Taxpayer understands that the foregoing election may not be revoked except with
-------------------------------------------------------------------------------
the consent of the Commissioner.
-------------------------------

Dated:  July 23, 1997
                                         /s/ [SIGNATURE]
                                         --------------------------------
                                         David M. Rickey

The undersigned spouse of Taxpayer joins in this election.

Dated: July 23, 1997
                                         /s/ [SIGNATURE]
                                         --------------------------------
                                         Jan E. Nielsen

                                  EXHIBIT A-4
                                  -----------

                                PROMISSORY NOTE


$ 399,999.60                                            July 23, 1997
  ----------


          At the times hereinafter stated, for value received, the undersigned promises to pay APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), the sum of $399,999.60, with interest from the date hereof at a rate
                        ----------
of 5.98% per annum, compounded semiannually, on the unpaid balance of said principal sum. Said principal and interest shall be due and payable on the earlier of February 12, 2000 or termination of the employment of the undersigned by the Company.

          Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

  Should the interest not be so paid, it shall be added to the principal and thereafter bear interest at the rate payable on the principal hereof, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of principal or interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

  This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Purchaser's Common Stock Purchase Agreement between the maker and the Company.


                                         /s/ [SIGNATURE]
                                         --------------------------------
                                         David M. Rickey

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER    :  David M. Rickey
SELLER       :  APPLIED MICRO CIRCUITS CORPORATION
COMPANY      :  APPLIED MICRO CIRCUITS CORPORATION
SECURITY     :  COMMON STOCK
AMOUNT       :  1,142,856
DATE         :  July 23, 1997

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under

Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

          In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering, provided however that the officers and directors of the Company
                 -----------------
who own the stock of the Company also agree to such restrictions.

          (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required, and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached. Dated this 23rd day of July, 1997.

                                    Signature of Purchaser:
                                    /s/ [SIGNATURE]
                                    --------------------------------------
                                    David M. Rickey

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CEDE
              ----------------------------------------------------
        Title 10.  Investment - Chapter 3.  Commissioner of Corporations

  260.141.11: Restriction on Transfer.  [a) The issuer of any security upon
  ---------------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

     (1)  to the issuer;

     (2)  pursuant to the order or process of any court;

     (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

     (4) to the transferror's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferror or the transferror's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors. descendants or spouse;

     (5)  to holders of securities of the same class of the same issuer;

     (6)  by way of gift or donation inter vivos or on death;

     (7) by or through a broker-dealer Licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities Law of the foreign state, territory or country concerned;

     (8) to a broker-dealer Licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

     (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written Consent is obtained or under this rule not required;

     (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

     (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

     (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the c ode, provided that no order under Section 25140 or Subdivision (a) of
Section 25143 is in effect with respect to such qualification;

     (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

     (14) to the State controller pursuant to the unclaimed Property Law or to the administrator of the unclaimed property Law of another state;

     (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property Law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

     (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

     (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of
Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the Legend required by this section.

  (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a Legend, prominently stamped or printed thereon in capital Letters of not Less than 10-point size, reading as follows:

     "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                       APPLIED MICRO CIRCUITS CORPORATION

            EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

Applied Micro Circuits Corporation
6195 Lusk Boulevard
San Diego, CA  92121-2793

Attention:  Corporate Secretary

     THIS AGREEMENT is made between David Rickey (the "Purchaser") and Applied Micro Circuits Corporation, a Delaware corporation (the "Company") as of July
                                                                         ----
23, 1997.
---------

                                    RECITALS

     (1) Pursuant to the exercise of a stock option granted to the Purchaser under the Company's 1992 Stock Option Plan (the "Plan"), and pursuant to the Nonstatutory Stock Option Agreement (the "Option Agreement") dated as of

February 12, 1996 by and between the Company and the Purchaser, the Purchaser
------------------
has elected to purchase 19,408 of these shares which have become vested under
                        -------
the vesting schedule set forth in Section 3(i) of the Option Agreement ("Vested Shares") and 38,096 shares which have not yet vested under such schedule
             -------
("Unvested Shares") (the "Shares").

     (2) As set forth in the Option Agreement and the Plan, this Agreement grants the Company the right to repurchase at cost the Unvested Shares in the event of a termination of the Purchaser's employment or consultancy with the Company prior to the date upon which they would have vested under the Option Agreement and also a right of first refusal to purchase the Shares upon certain conditions.

     1.  Company's Option to Repurchase.  If the Purchaser's employment or
         ------------------------------
consultancy with the Company is terminated for any reason (a "Termination"), the Company (or its assignee under this Agreement) shall have the right and option to purchase from the Purchaser, or the Purchaser's legal representative, as the case may be (the "Company Option"), at the price paid by Purchaser for such shares (the "Option Price"), up to that number of shares which would, if the option had not been so exercised, have been unvested as of the date of termination. The Option Agreement and the Plan are hereby incorporated by reference and made a part of this Agreement.

     2.  Procedure for Exercise of Company Option.
         ----------------------------------------

          (i) Upon the occurrence of a Termination, the Company may exercise the Company Option by delivering personally or by first class mail, to Purchaser (or such Purchaser's transferee or legal representative, as the case may be), within 60 days of the Termination, a notice in writing indicating the Company's intention to exercise the Company Option and setting forth a date for closing (the "Closing") not later than thirty (30) days from the mailing of such notice. The Closing shall take place at the Company's principal executive offices. At the Closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

          (ii) Whenever the Company shall have the right to purchase the Unvested Shares pursuant to this Agreement, the Company may, upon written notice to the Purchaser, assign to one or more persons the right to exercise all or part of the Company's purchase rights. Each such assignee shall have the right to exercise such right in its own name and for its own account. If the Company Option is assigned by the Company and the fair market value of the shares, as determined by the Board of Directors of the Company, exceeds the repurchase price, and such assignee exercises the Company Option, then the assignee shall pay to the Company the difference between the fair market value of the shares repurchased and the aggregate repurchase price.

          (iii) If the Company does not elect to exercise the Company Option conferred above by giving the requisite notice within sixty (60) days following the Termination, the Company Option shall terminate.

     3.  Termination of Company Option.  The Company Option provided for in
         -----------------------------
Section 1 of this Agreement shall terminate upon the first date on which there are no longer any Unvested Shares which are the subject of the Company Option.

     4.  Company's Right of First Refusal.  Before any Shares held by Purchaser
         --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a) The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.
If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g) The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act.

     5.  Transferability of the Shares; Escrow
         -------------------------------------

          (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Shares from Purchaser to the Company. Purchaser further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer any stock attempted to be transferred in violation of this Agreement.

          (b) Except as required to effectuate the exercise of the Company Option, none of the Unvested Shares which are subject to the Company Option under Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Purchaser. The certificate or certificates evidencing any of the shares purchased hereunder shall be endorsed with a legend substantially as follows (together with any other legend(s) restricting the transfer of the Unvested Shares necessary or appropriate under applicable Federal or State securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN OPTION AGREEMENT AND A RESTRICTED STOCK PURCHASE AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE PURCHASED, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION."

          (c) To ensure the availability for delivery of the Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Company Option under Section 1, the Purchaser shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares. Purchaser shall further deliver to the Company a stock power, duly endorsed in blank, attached hereto as Exhibit A-1, that will be used only in accordance with
                          -----------
the transfer of Shares pursuant to the Company Option and the Right of First Refusal. The Unvested Shares shall be held by the Secretary in escrow, until such time as the Company's rights of repurchase pursuant to the Company Option no longer are in effect. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-2.
                                                        -----------

          (d) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (e) Transfer or sale of said Unvested Shares is subject to restrictions on transfer imposed by any applicable State and Federal securities laws. Any transferee shall hold such Unvested Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

     6.  Ownership, Voting Rights, Duties.  This Agreement shall not affect in
         --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     7.  Adjustment of Unvested Shares.  The Unvested Shares subject to this
         -----------------------------
Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company, resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of said shares effected without receipt of consideration by the Company.

     8.  Market Standoff Agreement.  Purchaser hereby agrees that if so
         -------------------------
requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     9.  Delivery of Payment.  Purchaser herewith delivers to the Company full
         -------------------
payment for the exercise of the Shares by delivery to the Company of Purchaser's full recourse promissory note in the principal amount of $20,000.40 (the "Note")
                                                         ----------
in the form attached hereto as Exhibit A-4, bearing interest at the then current minimum applicable federal rate.

     10.  Security Interest.
          -----------------

          With respect to the Note, the parties agree to the following:

          (a) The Note shall become payable in full upon the earlier of voluntary or involuntary termination or cessation of employment of Purchaser with the Company for any reason, or the completion of vesting. Purchaser agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver if appointed for the property of Purchaser, or if Purchaser makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable.

          (b) Purchaser shall deliver to the Secretary of the Company (hereinafter referred to as the "Pledge Holder") all certificates representing the Shares purchased with the Note and an executed blank assignment separate from certificate in the form attached hereto as Exhibit A-1, for use in transferring all or a portion of said Shares to the Company if, as and when required under this Section 6 or under any other provision of this Agreement.

          (c) As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares purchased with the Note (sometimes referred to herein as the "Collateral"). Purchaser shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of the Company.

          (d) In the event of any foreclosure of the security interest, the Company may sell the Collateral at a private sale or may repurchase the Collateral itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Collateral commercially unreasonable. The parties further agree that the repurchasing of said Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws.

          (e) In the event of default in payment when due of any indebtedness under Purchaser's Note, or in the event that Purchaser fails to perform any of the covenants set forth in the Option Agreement or in this Agreement for a period of ten days after written notice thereof from the Company, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

               (1) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorney's fees and legal expenses incurred by the Company.

               (2) In satisfaction of the remaining indebtedness under Purchaser's Note.

               (3)  To Purchaser, any remaining proceeds.

          (f) Upon full payment by Purchaser of all amounts due on the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations hereunder. The Shares purchased for cash shall be delivered to Purchaser upon request.

     11.  Notices.  Notices required hereunder shall be given in person or by
          -------
first class mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

     12.  Survival of Terms.  This Agreement shall apply to and bind Purchaser
          -----------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     13.  Section 83(b) Election.  The Purchaser understands that Section 83 of
          ----------------------
the Internal Revenue Code taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the stock pursuant to the Company Option and/or, with respect to officers, directors and 10% stockholders, "restriction" also means the six-month period after the date hereof during which such officers, directors and 10% stockholders are subject to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended. The Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Purchase Option or six-month period expires by filing with the Internal Revenue Code, within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-3 hereto. HOWEVER, THE CHANGES IN THE TAX RATES IMPLEMENTED BY THE TAX REFORM ACT OF 1986 NECESSITATE REVIEW OF PURCHASER'S SPECIFIC SITUATION TO DETERMINE HOW THE PURCHASER'S ULTIMATE TAX LIABILITY MIGHT BE AFFECTED AS A RESULT OF FILING AN ELECTION UNDER
SECTION 83(b).

     THE PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO HAKE THIS FILING ON THE PURCHASER'S BEHALF.

     14.  Representations.  The Purchaser has had the opportunity to review with
          ---------------   ----------------------------------------------------
such Purchaser's own tax advisors the federal, state, local and foreign tax
---------------------------------------------------------------------------
consequences of this investment and the transactions contemplated by this
-------------------------------------------------------------------------
Agreement.  The Purchaser is relying solely on such advisors and not on any
---------------------------------------------------------------------------
statements or representations of the Company or any of is agents.  The Purchaser
--------------------------------------------------------------------------------
understands that Purchaser (and not the Company) shall be responsible for such
------------------------------------------------------------------------------
Purchaser's own tax liability that may arise as a result of this investment or
------------------------------------------------------------------------------
the transactions contemplated by this Agreement.
-----------------------------------------------

     15.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of California.

     Purchaser represents that Purchaser has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.


                              APPLIED MICRO CIRCUITS CORPORATION a Delaware corporation

                              By: /s/ [SIGNATURE]
                                 ---------------------------------------------
                              Title:  Vice President, Finance & Administration

                              PURCHASER
                              /s/ [SIGNATURE]
                              ------------------------------------------------
                              David M. Rickey

                                  EXHIBIT A-1
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, hereby sell, assign and transfer unto _____________
______________________________________________________________________________
(___________) shares of the Common Stock of Applied Micro Circuits Corporation standing in my name of the books of said corporation represented by Certificate No. ___ herewith and do hereby irrevocably constitute and appoint ____________ _______________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:

                                    Signature:

                                    /s/ [SIGNATURE]
                                    ----------------------------------
                                    David M. Rickey

     This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and Applied Micro Circuits Corporation dated February 12, 1996.
                                             ------------------

                                  EXHIBIT A-2
                                  -----------
                               CONSENT OF SPOUSE

     I, Jan E. Nielsen, spouse of David Rickey, have read and approved the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Applied Micro Circuits Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:  July 23, 1997


                                    ----------------------------------
                                    Jan E. Nielsen

                                  EXHIBIT A-3
                                  ------------
                        ELECTION UNDER SECTION 83(b) OF
                        --------------------------------
                       THE INTERNAL REVENUE CODE OF 1986
                       ---------------------------------

The undersigned Taxpayer hereby elects, pursuant to the provisions of the federal income tax law noted above, to include in gross income for the Taxpayer's current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property.

1. The name, address, Social Security number and taxable year of Taxpayer and such Taxpayer's spouse are as follows:

     Name:                             Taxpayer:  David M. Rickey
                                       Spouse:    Jan E. Nielsen

     Address:                          15629 Boulder Mountain Road
                                       Poway, CA 92064

     Social Security No.:              Taxpayer:  ###-##-####
                                       Spouse:    ###-##-####

     Taxable Year: 1997

2. The property with respect to which the election is made is described as follows: 57,144 shares of Common Stock of Applied Micro Circuits
              ------
     Corporation, a Delaware corporation (the "Company"), which is Taxpayer's
                                               -------
     employer or the corporation for whom the Taxpayer has performed services.

3.  The date on which the shares were transferred was  July 23, 1997.
                                                       --------------

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $.35 per share
                                                                   ---
     at the time of transfer.

6.   The amount paid for such shares was $.35 per share.
                                          ---

7. The Taxpayer has submitted a copy of this statement to the Company as the Taxpayer's employer or the corporation for whom the Taxpayer has performed services.

This Election must be filed with the Internal Revenue Service ("IRS") (at the office where the taxpayer files annual income tax returns) within 30 days after
                                                           ---------------
the date of transfer of the property, and must also be filed with the taxpayer's income tax returns for the calendar year above stated. The Election cannot be revoked without the consent of the IRS.

Dated:  July 23, 1997
                                    /s/ [SIGNATURE]
                                    ----------------------------------
                                    David M. Rickey

The undersigned spouse of Taxpayer joins in this election.

Dated:  July 23, 1997
                                    /s/ [SIGNATURE]
                                    ----------------------------------
                                    Jan E. Nielsen

                                  EXHIBIT A-4
                                  -----------

                                PROMISSORY NOTE


$20,000.40                                              July 23, 1997
 ---------                                              -------------


          At the times hereinafter stated, for value received, the undersigned promises to pay APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), the sum of $ 20,000.40, with interest from the date hereof at a rate
                         ---------
of 5.98% per annum, compounded semiannually, on the unpaid balance of said principal sum. Said principal and interest shall be due and payable on the earlier of February 12, 2000 or termination of the employment of the undersigned by the Company.

          Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

  Should the interest not be so paid, it shall be added to the principal and thereafter bear interest at the rate payable on the principal hereof, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of principal or interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

  This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Purchaser's Common Stock Purchase Agreement of even date herewith between the maker and the Company.


                                    /s/ [SIGNATURE]
                                    ----------------------------------
                                    David Rickey

                                   EXHIBIT B
                                   ---------
                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER     :  David M. Rickey
SELLER        :  APPLIED MICRO CIRCUITS CORPORATION
COMPANY       :  APPLIED MICRO CIRCUITS CORPORATION
SECURITY      :  COMMON STOCK
AMOUNT        :  57,144
DATE          :  July 23, 1997

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

          In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering, provided however that the officers and directors of the Company
                 -----------------
who own the stock of the Company also agree to such restrictions.

          (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached. Dated this 23rd day of July, 1997.

                                    Signature of Purchaser:

                                    /s/ [SIGNATURE]
                                    ----------------------------------
                                    David M. Rickey

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
              ----------------------------------------------------
        Title 10.  Investment - Chapter 3.  Commissioner of Corporations

  260.141.11. Restriction on Transfer.  (a)  The issuer of any security upon
  ----------  -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

  (b] It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to section
260.141.12 of these rules), except:

     (1]   to the issuer;

     (2]   pursuant to the order or process of any court;

     (3]   to any person described in Subdivision (1) of Section 25102 of the
Code or Section 260.105.14

of these rules;

       (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors. descendants or spouse;

     (5)   to holders of securities of the same class of the same issuer;

     (6)   by way of gift or donation inter vivos or on death;

     (7) by or through a broker-dealer Licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities Law of the foreign state, territory or country concerned;

     (8) to a broker-dealer Licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

     (9) if the interest sold or transferred is a pledge or other Lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

     (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 251/,0 or Subdivision (a) of Section 251/.3 is in effect with respect to such qualification;

     (11) by a corporation to a wholly obtained subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation,

     (12) by way of an exchange qualified under Section 25111. 25112 or 25113 of the Cede, provided that no order under Section 251/,0 or Subdivision (a) of
  Section 251/,3 is in effect with respect to such qualification;

     (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

     (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

     (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case. such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

     (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

     (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;


provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the Legend required by this section.

  (c) The certificates representing a[t such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital Letters of not Less than 10-point size, reading as follows:

       "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."